UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 20, 2017

ADDENTAX GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-206097	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 13th, Building 1, Block B, Zhihui Square, Nanshan District, Shenzhen City, China 518000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(86) 755 86961 405

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)	On February 20, 2017 our company dismissed its independent registered public accounting firm, Pritchett Siler & Hardy, PC (“PSH”).

(ii)	The report of PSH on the financial statements of our company for the fiscal year ended March 31, 2016 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification on our company’s financial statements for the fiscal years ended March 31, 2016 and 2015.

(iii)	The decision to change our independent registered public accounting firm was recommended and approved by our company’s board of directors.

(iv)	During our company’s most recent fiscal year, the subsequent interim periods thereto, and through February 20, 2017, the date of dismissal, (a) there were no disagreements with PSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PSH, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On February 21, 2017 our company provided PSH with a copy of this Current Report and has requested that it furnish our company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. We have not yet received this letter. Upon receipt we will file an amendment to this Form 8-K and include the letter as an exhibit.

(b)	New independent registered public accounting firm

On February 20, 2017, our board of directors approved the engagement of Anthony Kam & Associates Ltd. (“AKAM”) as our new independent registered public accounting firm to audit and review our company’s financial statements. During our two most recent fiscal years, the subsequent interim periods thereto, and through February 20, 2017, the engagement date of AKAM, neither our company, nor someone on its behalf, has consulted AKAM regarding either:

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our company’s financial statements, and either a written report was provided to our company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDENTAX GROUP CORP.

/s/ Yu Keying
Yu Keying
President, Secretary, Chief Executive Officer and Director

Date: February 21, 2017

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